SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: February 28, 1997


                               VIDEO UPDATE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          0-24346                                      41-1461110
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  (Commission File Number)                (I.R.S. Employer Identification No.)


3100 World Trade Center, 30 East Seventh Street, St. Paul, Minnesota    55101
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          (Address of Principal Executive Offices)                   (Zip Code)

                                 (612) 222-0006
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)







                                TABLE OF CONTENTS

                                    FORM 8-K

                                February 28, 1997



Item                                                                                               Page
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
ITEM 5.           OTHER EVENTS

         a.       Purchase Agreement by and among Video Update, Inc.,
                  Cox Video Corporation, and Robert W. Cox, dated as of
                  February 28, 1997.                                                                 1

         b.       Purchase Agreement by and among Video Update, Inc.,
                  Susan Janae Kingston, and Larry Peterman, dated as of
                  March 17, 1997.                                                                    1

         c.       Election of Director                                                               1

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS                                                  2

SIGNATURE                                                                                            3

EXHIBITS                                                                                             E-1


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ITEM 5.           OTHER EVENTS

         a. Effective February 28, 1997, Video Update, Inc. ("Video Update") entered into a Purchase Agreement (the "Cox Agreement") with Cox Video
Corporation, a Texas corporation ("CVC"), and Robert W. Cox, the sole stockholder (the "Stockholder") of CVC, which operated three video rental stores in Texas and four video rental stores in Oklahoma (the "Cox Stores"). Under the Cox Agreement, Video Update agreed to pay CVC and the Stockholder $2,800,000 in cash (the "Cox Purchase Price"), in exchange for substantially all of the assets of CVC relating to the Cox Stores (the "Cox Assets"). The amount of consideration exchanged was determined by negotiations between the Stockholder and Video Update. The Cox Purchase Price was financed by funds from Video Update's bank line of credit. Video Update presently intends to continue to use substantially all of the Cox Assets for the purpose of operating the Cox Stores. No material relationship existed between the parties prior to the transaction.

         b. Effective March 17, 1997, Video Update entered into a Purchase Agreement (the "MB Agreement") with Susan Janae Kingston ("Kingston"), a sole proprietor d/b/a Movie Buffs and Larry Peterman, the spouse of Kingston (collectively, the "Sellers"), relating to two video rental stores in Utah (the "MB Stores"). Under the MB Agreement, Video Update agreed to pay $500,000 in cash on behalf of the Sellers (the "MB Purchase Price") in exchange for substantially all of the assets relating to the MB Stores (the "MB Assets"). The amount of consideration exchanged was determined by negotiations between the Sellers and Video Update. The MB Purchase Price was financed by funds from Video Update's bank line of credit. Video Update presently intends to continue to use substantially all of the MB Assets for the purpose of operating the MB Stores. No material relationship existed between the parties prior to the transaction.

         c. On March 31, 1997, Video Update's Board of Directors elected Bernard
R. Patriacca as a Director, effective April 1, 1997. Since December 1995, Mr. Patriacca has served as a director of Smith-Midland Corporation, a publicly held developer and manufacturer of precast concrete products. Since May 1994, Mr. Patriacca has served as Vice President and co-founder of Errands Etc., Inc., a privately held business in the homeowners' personal services area. From January 1994 to May 1994, Mr. Patriacca served as the Vice President of Finance and Administration for Sky Rock Services Corp., a privately held personal services business. From 1992 through March 1993, Mr. Patriacca served as the Chief Financial Officer for Boston Coach, a privately held limousine service company. From 1991 to 1992 and from March 1993 to January 1994, Mr. Patriacca served as an independent financial consultant. Mr. Patriacca served from 1973 to 1991 in various capacities, including Senior Vice President and Chief Financial Officer, for Dunkin' Donuts Incorporated, then a publicly held food service company ("Dunkin' Donuts"). From March 1990 to November 1991, he served as a director of Dunkin' Donuts. Since January 1992, Mr. Patriacca has served as a director of ENCON Systems, Inc., a publicly held full-service energy management company. Mr. Patriacca received a Bachelor of Science degree in Accounting from Northeastern University and a Master's degree in Financing/Accounting from Northeastern University, and he is a Certified Public Accountant.


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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         a.       Financial statements of businesses acquired.  Not applicable.

         b.       Pro forma financial information.  Not applicable.

         c.       Exhibits.  The following exhibits are filed with this report.

                  Exhibit
                     No.                                                  Title
                     ---                                                  -----

                     2a             Purchase Agreement by and among Video Update, Inc., Cox Video
                                    Corporation, and Robert W. Cox, dated as of February 28, 1997.

                     2b             Purchase Agreement by and among Video Update, Inc., Susan  Janae
                                    Kingston, and Larry Peterman, dated as of March 17, 1997.

                    99a             Press Release, dated March 3, 1997.

                    99b             Press Release, dated April 2, 1997.


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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Video Update, Inc.



Dated: April 4, 1997                             By:/s/ Daniel A. Potter
                                                    --------------------------
                                                     Daniel A. Potter
                                                     Chief Executive Officer




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                                  EXHIBIT INDEX
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

Exhibit
   No.                                               Title
   ---                                               -----

   2a             Purchase Agreement by and among Video Update, Inc., Cox Video Corporation, and
                  Robert W. Cox, dated as of February 28, 1997.

   2b             Purchase Agreement by and among Video Update, Inc., Susan Janae Kingston, and
                  Larry Peterman, dated as of March 17, 1997.

   99a            Press Release, dated March 3, 1997.

   99b            Press Release, dated April 2, 1997.

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